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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of North Fork Bancorporation, Inc. of our report dated July 21, 1999 included in Reliance Bancorp Inc.'s Form 10-K for the year ended June 30, 1999 and to all references to our Firm included in this Registration Statement.

                                          /s/ ARTHUR ANDERSEN LLP
                                          --------------------------------------
                                          Arthur Andersen LLP

New York, New York
January 11, 2000